Exhibit 99.1

News Release

Contact: Shari Rodriguez

Associate Vice President of Public Relations

858.668.2580 • shari.rodriguez@bridgepointeducation.com

BRIDGEPOINT EDUCATION’S ASHFORD UNIVERSITY

INITIATES WASC ACCREDITATION PROCESS

SAN DIEGO, CA (September 23, 2010) — Bridgepoint Education, Inc. (NYSE:BPI), a provider of postsecondary education services, today announced that Ashford University has recently initiated the process of seeking regional accreditation from the Accrediting Commission for Senior Colleges and Universities of the Western Association of Schools and Colleges (WASC, http://www.wascsenior.org).  Ashford University is working collaboratively with the Higher Learning Commission of the North Central Association of Colleges and Schools (HLC, http://www.ncahlc.org) and WASC to facilitate the migration. During the process, Ashford will continue to maintain its current regional accreditation with HLC.  Bridgepoint Education’s University of the Rockies has not applied for WASC accreditation.

About Bridgepoint Education

Bridgepoint Education’s postsecondary education services focus on offering associate’s, bachelor’s, master’s and doctoral programs in such disciplines as business, education, psychology, social sciences and health sciences.  Bridgepoint Education’s regionally accredited academic institutions — Ashford University and University of the Rockies — deliver their programs online as well as at traditional campuses located in Clinton, Iowa, and Colorado Springs, Colorado.  For more information about Bridgepoint Education, visit www.bridgepointeducation.com or call Shari Rodriguez, associate vice president of Public Relations at 858.668.2580.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include information relating to future events and expectations and are based on assumptions and estimates including, without limitation, those regarding Ashford University’s continued accreditation by the Higher Learning Commission of the North Central Association of Colleges and Schools (HLC) during the institution’s anticipated transition to the Western Association of Schools and Colleges (WASC); management’s expectation regarding the cooperation of the HLC during the transition; and management’s expectation that Ashford University will become accredited by WASC.

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BRIDGEPOINT EDUCATION’S ASHFORD UNIVERSITY INITIATES WASC ACCREDITATION PROCESS

Forward-looking statements are based on information available at the time those statements are made and management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual events to differ materially from those expressed in or suggested by the forward-looking statements.  Important factors that could cause such differences include, but are not limited to: failure of Ashford University to become accredited by WASC; unexpected difficulties or delays in Ashford University becoming accredited by WASC; failure of Ashford University to achieve the expected benefits from becoming accredited by WASC; and the risk factors discussed in Part II, Item 1A (Risk Factors) of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 3, 2010, and in other periodic reports the Company may file with the Securities and Exchange Commission from time to time. Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.